Exhibit 99.1 FOR IMMEDIATE RELEASE May 23, 2016 CONTACT: Investors - (301) 968-9300 Media - (301) 968-9400 AMERICAN CAPITAL AGENCY CORP. TO ACQUIRE ITS EXTERNAL MANAGER Bethesda, MD – May 23, 2016 – American Capital Agency Corp. (“AGNC” or the “Company”) (NASDAQ: AGNC) today announced that it has entered into a definitive transaction agreement to acquire American Capital Mortgage Management, LLC (“ACMM”) from American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company of American Capital, Ltd. (“ACAS”) (NASDAQ: ACAS). ACMM is the parent company of both American Capital AGNC Management, LLC (“AGNC Manager”), the external manager of AGNC, and American Capital MTGE Management, LLC (“MTGE Manager”), the external manager of American Capital Mortgage Investment Corp. (“MTGE”) (NASDAQ: MTGE). The transaction was approved by a committee of AGNC’s Board of Directors comprised of its independent directors (the “Special Committee”). Following the transaction, AGNC will be an internally-managed residential mortgage REIT. MTGE Manager will be an indirect subsidiary of AGNC and will continue to provide investment management services to MTGE on an external basis under the existing fee structure. AGNC expects to pay total consideration of $562 million from cash on hand in connection with the transaction, which is expected to close in the third quarter of 2016, subject to the satisfaction of closing conditions. No termination fee will be payable by AGNC. ACAS and AGNC will also enter into a transition services agreement at the closing, pursuant to which ACAS will provide AGNC with certain services for a period of approximately one year in exchange for certain payments thereunder. AGNC intends to retain ACMM’s current employee base, including agency and non-agency investment, operations, accounting, and treasury personnel, and to add additional headcount as services previously provided by ACAS are internalized. In addition, AGNC will earn management fees associated with its management of MTGE post- closing. Following the closing of the transaction, AGNC will no longer pay management fees, which totaled $27 million in the first quarter of 2016 (or $108 million on an annualized basis), to ACAS. AGNC expects to incur ongoing compensation and benefits expenses associated with ACMM employees in the range of $40-

45 million on an annualized basis upon the completion of its transition to a stand-alone company, as well as potential modest increases in general and administrative expenses, excluding non-cash amortization charges associated with the transaction. These costs are expected to be partially offset by the fee income payable by MTGE in accordance with its management contract. In aggregate, excluding one-time charges and other expenses associated with the transaction, the Company would expect the transaction to provide a net cash economic benefit of approximately $80 million per year, assuming no change to the current equity bases of AGNC or MTGE. “We are very excited to be acquiring the investment management function of AGNC and MTGE,” said Gary Kain, AGNC’s Chief Executive Officer and President. “On behalf of the entire senior investment team, we look forward to continuing to deliver industry-leading performance for AGNC shareholders. This transaction enhances AGNC’s overall value proposition for shareholders through the substantial cost savings that will be realized over time from the elimination of the management fee, net of incremental operating costs. Following the consummation of the transaction and over the longer term, we anticipate that AGNC will have one of the lowest run rate operating cost structures as a percentage of shareholders’ equity of any residential mortgage REIT. ” In connection with the transaction, the Company today also announced changes to the composition of its Board of Directors. Prior to the execution of the transaction agreement, Robert M. Couch, Randy E. Dobbs, John R. Erickson, Samuel A. Flax and Alvin N. Puryear resigned as directors of the Company. Following the resignations, AGNC’s Board is comprised of Gary Kain, Morris A. Davis, Larry K. Harvey and Prue B. Larocca, with Ms. Larocca and Messrs. Davis and Harvey serving as independent directors. In addition, AGNC’s board has elected Ms. Larocca as Chair of the Board. It is anticipated that Messrs. Erickson and Flax will remain in their capacities as Executive Vice President and Chief Financial Officer and Executive Vice President and Secretary, respectively, of the Company through the closing date of the transaction. “AGNC’s Board is very pleased about the acquisition of its external manager and believes that this transaction positions the Company to generate greater value for our shareholders over the long term,” commented Prue Larocca, Chair of the Company’s Board. “In the end, the ACAS strategic review process provided us the opportunity to take this transformative step to internalize the Company’s management function. Importantly, the transaction preserves the continuity of our investment team, which will continue to be led by Chief Executive Officer and President Gary Kain, Senior Vice President and Chief Risk Officer Peter J. Federico and Senior Vice President, Agency Investments, Christopher J. Kuehl, while significantly reducing AGNC’s operating cost structure. Together, these factors form a very strong foundation for the Company, which we believe will continue to drive strong risk-adjusted returns for our shareholders over the long term.” Separately, ACAS and Ares Capital Corporation (NASDAQ:ARCC) announced today that they have entered into a definitive merger agreement under which Ares Capital will acquire ACAS.

In connection with the transaction, J.P. Morgan Securities LLC acted as financial advisor to the Special Committee, and Jones Day acted as legal counsel to the Special Committee. Goldman Sachs & Co. and Credit Suisse Securities (USA) LLC served as financial advisors to ACAS. Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to ACAS and ACAM. For further information, please contact Investor Relations at (301) 968-9300 or IR@AGNC.com. FORWARD LOOKING STATEMENTS This press release contains forward-looking statements, including statements regarding the expected timing of completion of the proposed transaction, the expected benefits of the proposed transaction, and management’s plans, projections and objectives for future operations. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance or results. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of important factors, including, without limitation, changes in interest rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of the Company's assets, the occurrence of any event or change of circumstances that could give rise to the termination of the transaction agreement, the risk that the proposed transaction will not be consummated in a timely manner or at all, the receipt of regulatory approval or other closing conditions for the proposed transaction, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the failure to realize the expected benefits from the proposed transaction, general economic conditions, market conditions, conditions in the market for agency securities, and legislative and regulatory changes that could adversely affect the business of the Company. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements, are included in the Company's periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC's website, www.sec.gov. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt or new information, or otherwise.